UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2006

ACE SECURITIES CORP.

(as depositor under the Pooling and Servicing Agreement,
dated as of September 1, 2006, providing for the issuance of
ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4,
Asset Backed Pass-Through Certificates)

ACE Securities Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-131727-14	56-2088493
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6525 Morrison Blvd., Suite 318, Charlotte, North Carolina	28211
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 704-365-0569

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Completion of Acquisition or Disposition of Assets

Item 2.01 Completion of Acquisition or Disposition of Assets

On September 28, 2006, a series of certificates, entitled ACE Securities Corp. Home Equity Loan Trust, Series 2006-HE4, Asset Backed Pass-Through Certificates, were issued pursuant to a pooling and servicing agreement, dated as of September 1, 2006 (the “Pooling and Servicing Agreement”), among ACE Securities Corp. as depositor (the “Depositor”), Wells Fargo Bank, N.A. as master servicer and securities administrator, Ocwen Loan Servicing, LLC as servicer and HSBC Bank USA, National Association as trustee (the “Trustee”).

On November 10, 2006, following the closing of the initial issuance of the Certificates, the Trustee purchased from the Depositor certain Subsequent Mortgage Loans, as defined in the Pooling and Servicing Agreement, with an aggregate Stated Principal Balance equal to $21,869,394.56 with funds on deposit in the pre-funding account established pursuant to the Pooling and Servicing Agreement at a purchase price equal to the Stated Principal Balance thereof, which Subsequent Mortgage Loans were conveyed to the Trustee pursuant to a Subsequent Transfer Instrument, dated November 10, 2006 (the “Instrument”), between the Depositor and the Trustee. Attached to the Instrument is the Mortgage Loan Schedule listing the Subsequent Mortgage Loans that are the subject of such Instrument.

Section 8 - Other Events

Item 8.01. Other Events

Description of the Mortgage Pool

The Certificates, issued pursuant to the Agreement, evidence in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”), consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four- family, first lien and second lien, adjustable-rate and fixed-rate mortgage loans having original terms to maturity of not greater than 30 years (the “Mortgage Loans”). After the Subsequent Transfer Date, the Trust Fund primarily consisted of the Mortgage Pool, which consisted of Group I Mortgage Loans having an aggregate Stated Principal Balance of approximately $292,214,921 and Group II Mortgage Loans having an aggregate Stated Principal Balance of approximately $410,247,355.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(a)    Not applicable

(b)    Not applicable

(c)    Exhibits

Exhibit No.	Description
4.2	Subsequent Transfer Instrument, dated as of November 10, 2006, between ACE Securities Corp. as seller and HSBC Bank USA, National Association, as trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 15, 2006

ACE SECURITIES CORP.

By:	/s/	Evelyn Echevarria
Name:		Evelyn Echevarria
Title:		Vice President

By:	/s/	Doris J. Hearn
Name:		Doris J. Hearn
Title:		Vice President

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page

4.2	Subsequent Transfer Instrument, dated as of November 10, 2006, between ACE Securities Corp. as seller and HSBC Bank USA, National Association, as trustee.